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                                                                    EXHIBIT 10.8

                         ADVANCED RADIO TELECOM CORP.
             1997 EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS


1.   PURPOSE

     The purpose of this 1997 Equity Incentive Plan for Non-Employee Directors (the "Plan") is to advance the interests of Advanced Radio Telecom Corp. (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to align the interests of those directors more closely with those of the stockholders.

2.   ADMINISTRATION

     Unless otherwise determined by the Board of Directors of the Company (the "Board"), the Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board designated by the Board for that purpose (the "Committee"). If the Board shall determine that the Plan shall be administered by the entire Board, the references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan, (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.

3.   EFFECTIVE DATE AND TERM OF THE PLAN

     The Plan shall become effective on October 16, 1997, the date on which the Plan was approved by the Board of Directors of the Company, subject to approval by the stockholders of the Company. After October 16, 2007, no option shall be granted under the Plan, but options previously granted may extend beyond that date. No elections may be made, and no Deferred Stock Awards shall be granted, pursuant to Section 7 with respect to Fees for services rendered after December 31, 2007.

4.   SHARES SUBJECT TO THE PLAN

     a. Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of Common Stock of the Company ("Stock") that may be delivered upon the exercise of options or pursuant to Deferred Stock Awards granted under the Plan shall be 500,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).
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     b.   Shares to be Delivered.  Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

     c. Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock occurring after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

     The Committee may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(j)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

5.   ELIGIBILITY FOR THE PLAN

     Directors who are not employees of the Company or any subsidiary of the Company ("Eligible Directors") shall be eligible to receive options and Deferred Stock Awards under the Plan.

6.   TERMS AND CONDITIONS OF OPTIONS

     a. Formula Options. On October 16, 1997, each Eligible Director shall be granted an initial option to purchase 20,000 shares of Stock, subject to approval of this Plan by the stockholders, and each Eligible Director elected to the Board thereafter shall be granted an initial option to purchase 20,000 shares of Stock on the day on which he or she is first elected a Director. At each annual meeting subsequent to the date on which the initial grant was made to an Eligible Director and at which such Eligible Director is reelected or is continuing as a director, he or she shall be granted an additional option to purchase 7,000 shares of Stock. The options awarded under this paragraph (a) are referred to as "Formula Options." The grant of Formula Options shall not require any action by the Committee.

     b. Discretionary Options. The Committee shall also have the authority under this Plan to award options to purchase Stock to Eligible Directors in such amounts and on such terms not inconsistent with this Plan as it shall determine at the time of the award. The Options awarded under this paragraph (b) are referred to herein as "Discretionary Options."

     c. Exercise Price. The exercise price of each Formula Option shall be 100% of the Fair Market Value (as defined below) per share of the Stock on the date the option is granted. The exercise price of each Discretionary Options shall be set by the Committee. In no event, however, shall the option price of any option be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, (A) the "Fair Market Value" of a share of Stock on any date shall be the Closing Price or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price; and (B) the "Closing Price" of the Stock on any business day will be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day.

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     d.   Duration of Options.  The latest date on which an option may be exercised (the "Final Exercise Date") shall be (i) in the case of Formula Options, the date which is five years from the date the Option was granted and
(ii) in the case of Discretionary Options, such date as the Committee may determine, but in no event later than ten years from the date the Option was granted.

     e.   Exercise of Options.

          i. Each Formula Option shall become exercisable to the extent of one-third of the shares covered thereby on the day before each of the first, second and third annual meeting of stockholders following the date of grant Each Discretionary Option shall become exercisable at such time or times as the Committee shall determine.

          ii. Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the option is exercised.

          iii    If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will, the applicable laws of descent and distribution or pursuant to Section 6(g) below, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     f. Payment for and Delivery of Stock. Stock purchased upon exercise of options under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company; (ii) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the exercise price; (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the purchase price; or (iv) by any combination of the foregoing permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check of the option holder.

     g. Discretionary Payments. If (i) the market price of shares of Stock subject to an option exceeds the exercise price of the option at the time of its exercise, and (ii) the person exercising the option so requests the Committee in writing, the Committee may in its sole discretion cancel the option and cause the Company to pay in cash or in shares of Stock (at a price per share equal to the fair market value per share) to the person exercising the option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the option is canceled) and the aggregate exercise price which would have been paid.

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     h.   Death.  Except as otherwise determined by the Board, upon the death of any Eligible Director, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution or pursuant to Section 6(g), at any time within one year after the director's death (subject, however, to the limitations of Section 6(c) regarding the maximum exercise period for such option). After completion of that one-year period, such options shall terminate to the extent not previously exercised.

     i. Other Termination of Status of Director. If a director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(c)). After completion of that three-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

     j. Mergers, etc. In the event of a merger or consolidation of the Company, or series of transactions of which such a merger or consolidation is a part, which results in the stockholders of the Company immediately prior to such transaction or series of transactions beneficially owning less than a majority of the outstanding voting securities of the surviving entity immediately following such transaction or series of transactions or which results in a single person or entity or group of persons or entities acting in concert owning at least a majority of the outstanding voting securities of the surviving entity immediately following such transaction or series of transactions, a sale, transfer, lease or other conveyance of all or substantially all of the Company's assets in a transaction or series of transactions, or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, that immediately prior to the consummation of any such transaction described above, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable, and provided, further, that in lieu of termination, the Board may cause the acquiring or surviving corporation to assume all Options outstanding under this Plan, or provide replacement options for such options on substantially the same terms as are provided by this Plan, with such adjustments to the number of shares covered by such Options and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the merger or consolidation and with such other changes as are necessary to permit the options to remain exercisable and outstanding after the effective date of such merger or consolidation despite the termination of the Eligible Director's service as a director of the Company.


7.   DEFERRED STOCK GRANT IN LIEU OF FEES

     a. Deferred Stock Grants. Each Eligible Director who shall have so elected (pursuant to the procedures below) shall be granted irrevocable rights to receive shares of Stock to be delivered in the future ("Deferred Stock Awards") in lieu of the cash fees that would otherwise

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be payable to such Eligible Director. Each Eligible Director shall receive a
Deferred Stock Award in lieu of any annual retainer fee to which such Eligible Director is entitled ("Annual Fee") and a Deferred Stock Award in lieu of any fees to which such Eligible Director is entitled with respect to any meeting of the Board or any committee thereof ("Meeting Fees"). The number of shares of Stock subject to a Deferred Stock Award shall be that number of shares of Stock the Fair Market Value of which is equal, in the case of the Annual Fee, to the amount of such Annual Fee on the first business day of the calendar year for which such Annual Fee is payable, and in the case of a Meeting Fee, to the amount of such Meeting Fee on the date of meeting for which such Meeting Fee is payable. The grant of Deferred Stock Awards shall not require any action by the Committee.

     b. Issuance of Deferred Stock. Stock issuable pursuant to a Deferred Stock Award granted under this Plan shall be issued by the Company to the Eligible Director on the earliest of (i) the first business day of the third January following such Deferred Stock Award, (ii) the date of an event described in Section 6(j) of this Plan or (iii) the date on which such Eligible Director shall cease to be a Director of the Company, and certificates therefore shall be delivered by the Company promptly after such date.

     c. Notice Procedures. Prior to the beginning of any calendar year, an Eligible Director may notify the Company in writing of his or her election to be granted Deferred Stock Awards in lieu of fees for the calendar year succeeding the year in which the election is made and unless and until any subsequent notice is given, as provided below, each calendar year thereafter (a "Deferred Stock Election"). By making a Deferred Stock Election, such Eligible Director agrees to forego any cash payment of the Annual Fees and Meeting Fees paid in the form of Deferred Stock Awards. Any Deferred Stock Election shall be irrevocable as to each calendar year once that year begins, except that in the event the stockholders should fail to approve this Plan, all Deferred Stock Elections shall be immediately revoked and the director promptly paid any previous fees withheld pursuant to such agreement. Any Deferred Stock Election shall continue in effect from year to year, until revoked, which revocation shall be effective as to all years subsequent to the year in which the notice of revocation is given, unless and until such Eligible Director makes a subsequent Deferred Stock Election.

8.   GENERAL PROVISIONS

     a. Effect of Lack of Shares. In the event that on any date on which options or Deferred Stock Awards are to be granted hereunder, there is not a sufficient number of shares of Stock available to implement fully the shares issuable thereunder, then each such director entitled to an option grant or a Deferred Stock Award at such time shall receive a pro rata portion of the option and/or Deferred Stock Award contemplated by this Plan to the maximum extent. In addition, if an Deferred Stock Award cannot be implemented due to a lack of shares, then the director's agreement to forgo Fees shall be deemed automatically revoked to the same extent unless with the Director's consent the Board is seeking authorization for additional shares.

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     b.   Non-Plan Issuances.  Neither adoption of the Plan nor the grant of options or Deferred Stock Grants to an Eligible Director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such director Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

     c. No Rights as Stockholder. A holder of an option or Deferred Stock Award shall not have the rights of a stockholder with respect to shares issuable with respect to such option or award.

     d. Fulfillment of Legal Obligations. The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange or market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     e. Nontransferability of Options and Awards. No option or Deferred Stock Award may be transferred other than by will, by the laws of descent and distribution or by assignment to a member of his or her immediate family, during a director's lifetime, an option may be exercised only by him or her or by such member of his or her immediate family to whom the option was assigned and during a director's lifetime, a Deferred Stock Award may be paid only by him or her or to such member of his or her immediate family to whom the award was assigned.

     f. Termination & Amendment. The Board may at any time terminate the Plan as to any further grants of options or Deferred Stock Awards. The Committee may at any time or times, amend the Plan for any purpose which may at the time be permitted by law, but (without the person's consent) no such amendment shall adversely affect the rights of any person with respect to a previously granted option or Deferred Stock Award.

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